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                                                                   Exhibit 10.29

    AMENDMENT TO STANDARD DISTRIBUTION AGREEMENT, VALUE ADDED RESELLER (VAR), DATED JUNE 20, 1998, BETWEEN HEALTHGATE DATA CORP. AND DATA GENERAL CORPORATION

A. The following institutions are excluded from the definition of VAR Territory as referenced in Section 1.2 and as defined in Schedule D.

     1. Harvard Medical Complex (except Spaulding Rehabilitation Hospital and Cambridge Health Alliance)
     2. Columbia Pres.-New York Hospital and associated Columbia and Cornell teaching hospitals (except New Milford Hospital)
     3.   Sloan Kettering Cancer Hospital.
     4. University of Massachusetts @ Worcester (except University of Massachusetts Medical Center)
     5.   Hospital for Special Surgery, NYC
     6.   Hospital of the University of Pennsylvania, Philadelphia
     7.   Robert Wood Johnson Medical Center, NJ
     8.   Johns Hopkins Medical Center and Associated Hospitals
     9.   National Inst. of Health Clinical Center and Suburban Hospital,
          Bethesda
     10.  Duke Medical Complex
     11.  Bowman Gray Medical Center and Associated Hospitals
     12.  Emory University Complex
     13.  University of Alabama
     14.  Vanderbilt Complex
     15.  University of Pittsburgh complex
     16.  Cleveland Clinic
     17.  University of Toronto complex (except Toronto Hospital)
     18.  McGill University Complex
     19.  University of Western Ontario, London, Ont.
     20.  University of Chicago complex
     21.  University of Illinois complex
     22.  Northwestern University complex
     23.  Medical College of Wisconsin
     24.  University of Wisconsin, Madison
     25.  Mayo Clinic
     26.  Texas Medical Center/U Texas @, MD Anderson Houston,
     27. University of Texas Dallas (Southwestern Medical Center, Parkland Hospital)
     28.  University of Iowa
     29.  University of Utah
     30.  University of Washington complex, Seattle
     31. University of British Columbia/Vancouver General Hospital. (except Vancouver General Hospital)
     32.  UCSF complex
     33.  Stanford
     34.  UCLA complex
     35.  Cedars Sinai Medical Center
     36   Columbia / HCA
     37.  HealthSouth


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B.     HealthGate hereby agrees that exclusivity period applicable to the VAR
       Territory as described in Schedule D, with the exceptions of those institutions noted in Section A above, is extended through December 31, 1999. Said exclusivity may be further extended if Data General achieves certain mutually agreed upon sales objectives by this date. Both parties agree to negotiate these objectives within five working days of the execution of this Amendment.

C. HealthGate and Data General hereby agree that, notwithstanding the fact that there are several MEDITECH/DataGeneral accounts within Quorum (which includes hospitals owned and managed by Quorum) Data General shall have a non-exclusive right, without any requirement to register each prospect in advance of licensing any HealthGate product or service, to resell the HealthGate product and services listed in Schedules A and C to Quorum.


Accepted and Agreed to:

Data General Corporation.                     HealthGate Data Corp.


By: /s/ Robert S. Iacono                      By: /s/ William S. Reece

Name: Robert S. Iacono                        Name: William S. Reece

Title: V.P. WW Healthcare                     Title: CEO

Date: June 10, 1999                           Date: June 11, 1999